Exhibit 10.1

Execution Version

This AMENDMENT NO. 3, dated as of February 13, 2015 (together with all exhibits and schedules hereto, this “Amendment No. 3”), is entered into by MacDermid Holdings, LLC, a Delaware limited liability company (“Holdings”), MacDermid, Incorporated, a Connecticut corporation (“MacDermid”), Platform Specialty Products Corporation (f/k/a Platform Acquisition Holdings Limited), a Delaware corporation (“PSP” and, together with MacDermid, the “US Borrowers”), MacDermid Agricultural Solutions Holdings B.V., a company organized under the laws of the Netherlands having its official seat in Amsterdam and registered with the Dutch trade register under number 61196029 (“BV Borrower”), Netherlands Agricultural Investment Partners LLC, a Delaware limited liability company (“NAIP” and, together with BV Borrower, the “Euro Tranche Borrowers”; the Euro Tranche Borrowers, together with the US Borrowers, the “Borrowers”), certain subsidiaries of Holdings and PSP party hereto, Barclays Bank PLC (“Barclays”), as collateral agent and administrative agent (in such respective capacities, the “Collateral Agent” and the “Administrative Agent”; collectively, the “Agent”) and as an L/C Issuer and the Lenders party hereto.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

RECITALS

A. Reference is hereby made to (i) the Second Amended and Restated Credit Agreement dated as of August 6, 2014 (the “Second Amended and Restated Credit Agreement”) among the US Borrowers, the Agent, the lending institutions from time to time parties thereto and the other agents and entities party thereto, (ii) the Amendment No. 2 to the Second Amended and Restated Credit Agreement, dated as of August 6, 2014 (the “Amendment No. 2”), by and among the US Borrowers, the Agent, the lending institutions from time to time parties thereto and the other agents and entities party thereto and (iii) the Incremental Amendment No. 1 to the Second Amended and Restated Credit Agreement, dated as of October 1, 2014 (the “Incremental Amendment No. 1”; the Second Amended and Restated Credit Agreement as amended by the Amendment No. 2 and the Incremental Amendment No. 1 and as otherwise amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the US Borrowers, the Agent, the lending institutions from time to time party thereto and the other agents and entities party thereto.

B. Reference is hereby made to the Share Purchase Agreement, dated as of October 20, 2014 (as subsequently amended by amendments dated as of November 10, 2014, December 2, 2014 and February 11, 2015, the “Arysta Acquisition Agreement”), by and between Nalozo S.à.r.l., a Luxembourg limited liability company, as the seller (the “Seller”), and PSP, as the purchaser, pursuant to which PSP agreed to acquire from the Seller all of the Equity Interests of Arysta LifeScience Limited, an Irish private limited company (the “Arysta Acquired Business”), on the terms and conditions set forth therein (the “Arysta LifeScience Acquisition”).

C. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrowers, including the Term Loans, the Revolving Credit Loans and Revolving Credit Commitments (each as defined in the Credit Agreement).

D. On the Amendment No. 3 Funding Date (as defined below), (A) the US Borrowers shall (i) borrow, on a joint and several basis, new term loans denominated in Dollars in an aggregate principal amount of $500,000,000 from the parties to this Amendment No. 3 designated as a “Tranche B-2 Term Loan Lender” on such party’s signature page hereto (each, a “Tranche B-2 Term Loan Lender” and collectively, the “Tranche B-2 Term Loan Lenders”) incurred as a new tranche of term loans (the “Tranche B-2 Term Loans”) under and in accordance with Section 2.14 of the Credit Agreement and each Tranche B-2 Term Loan Lender severally agrees to fund the amount set forth under “Tranche B-2 Term Loan Commitment” on its signature page hereto, (ii) increase the size of the Dollar Revolving Credit Facility by an aggregate principal amount of $75,000,000 (for a total aggregate Dollar Revolving Credit Facility on the Amendment No. 3 Funding Date of $162,500,000) (the “New Dollar Revolving Credit Facility” and, the loans thereunder, the “New Dollar Revolving Credit Loans”) from the parties to this Amendment No. 3 designated as a “New Dollar Revolving Credit Lender” (each, a “New Dollar Revolving Credit Lender” and, collectively, the “New Dollar Revolving Credit Lenders”) on such party’s signature page hereto under and in accordance with Section 2.14 of the Credit Agreement and each New Dollar Revolving Credit Lender agrees to provide the commitment (collectively, the “New Dollar Revolving Credit Commitments”) and from time to time fund the amount set forth under “New Dollar Revolving Credit Commitment” on its signature page hereto and (iii) increase the size of the Multicurrency Revolving Credit Facility by an aggregate principal amount of $75,000,000 (for a total aggregate Multicurrency Revolving

Credit Facility on the Amendment No. 3 Funding Date of $162,500,000) (the “New Multicurrency Revolving Credit Facility” and, the loans thereunder, the “New Multicurrency Revolving Credit Loans”) from the parties to this Amendment No. 3 designated as a “New Multicurrency Revolving Credit Lender” (each, a “New Multicurrency Revolving Credit Lender” and, collectively, the “New Multicurrency Revolving Credit Lenders”) on such party’s signature page hereto under and in accordance with Section 2.14 of the Credit Agreement and each New Multicurrency Revolving Credit Lender agrees to provide the commitment (collectively, the “New Multicurrency Revolving Credit Commitments”) and from time to time fund the amount set forth under “New Multicurrency Revolving Credit Commitment” on its signature page hereto, and (B) the Euro Tranche Borrowers shall borrow, on a joint and several basis, new term loans denominated in Euros in an aggregate principal amount of €83,000,000 (for a total aggregate Euro Tranche Term Loan Facility on the Amendment No. 3 Funding Date of €287,487,500) (such loans, the “New Euro Term Loans” and, together with the Tranche B-2 Term Loans, the New Dollar Revolving Credit Loans and the New Multicurrency Revolving Credit Loans, the “New Loans”) from the parties to this Amendment No. 3 designated as a “New Euro Term Loan Lender” on such party’s signature page hereto (each, a “New Euro Term Loan Lender” and collectively, the “New Euro Term Loan Lenders”) through an increase in the existing Euro Tranche Term Loan Facility in accordance with Section 2.14 of the Credit Agreement and each New Euro Term Loan Lender severally agrees to fund the amount set forth under “Euro Tranche Term Loan Commitment” on its signature page hereto.

E. The Borrowers, the other Loan Parties party hereto, the Agent, the L/C Issuer and the Lenders party hereto have agreed to (i) amend the Credit Agreement as provided in Section 2 hereof on the Amendment No. 3 Funding Date and (ii) further amend the Credit Agreement as provided in Section 3 hereof on the Amendment No. 3 Effective Date.

~~F.~~ Each of the Borrowers and the Loan Parties party hereto (each, a “Reaffirming Party” and, collectively, the “Reaffirming Parties”) expects to realize substantial direct and indirect benefits as a result of this Amendment No. 3 (including the agreements set forth in Section 2 and Section 3 hereof becoming effective and the consummation of the transactions contemplated thereby) and desires to reaffirm its obligations pursuant to the Collateral Documents to which it is a party.

NOW THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. Funding.  Subject to the satisfaction (or waiver) of the conditions set forth in Section 5 hereof, on the Amendment No. 3 Funding Date, (i) each Tranche B-2 Term Loan Lender severally agrees to make Tranche B Term Loans to US Borrowers in Dollars in the amount set forth under “Tranche B-2 Term Loan Commitment” on its signature page hereto, (ii) each New Euro Term Loan Lender severally agrees to make New Euro Term Loans to the Euro Tranche Borrowers in Euros in the amount set forth under “Euro Tranche Term Loan Commitment” on its signature page hereto, (iii) each New Dollar Revolving Credit Lender severally agrees to provide revolving commitments and from time to time to make New Dollar Revolving Credit Loans to the US Borrowers in Dollars up to the amount set forth under “New Dollar Revolving Credit Commitment” on its signature page hereto and (iv) each New Multicurrency Revolving Credit Lender severally agrees to provide revolving commitments and from time to time make New Multicurrency Revolving Credit Loans to the US Borrowers in the currencies set forth in the Credit Agreement up to the amount set forth under “New Multicurrency Revolving Credit Commitment” on its signature page hereto; provided that the aggregate principal amount of New Dollar Revolving Credit Loans and New Multicurrency Revolving Credit Loans made on the Amendment No. 3 Funding Date shall not exceed $175,000,000.  Except as set forth in this Amendment No. 3, (i) the Tranche B-2 Term Loans shall have identical terms as the Tranche B Term Loans and shall otherwise be subject to the provisions of the Credit Agreement, (ii) the New Euro Term Loans shall have identical terms as the Euro Tranche Term Loans and shall otherwise be subject to the provisions of the Credit Agreement, (iii) the New Dollar Revolving Credit Commitments and the New Dollar Revolving Credit Loans shall have identical terms as the Dollar Revolving Credit Commitments and the Dollar Revolving Credit Loans, respectively, and shall otherwise be subject to the provisions of the Credit Agreement and (iv) the New Multicurrency Revolving Credit Commitments and the New Multicurrency Revolving Credit Loans shall have identical terms as the Multicurrency Revolving Credit Commitments and the Multicurrency Revolving Credit Loans, respectively, and shall otherwise be subject to the provisions of the Credit Agreement.  The parties hereto hereby agree that, notwithstanding anything in the Credit Agreement to the contrary, (i) the initial Interest Period with respect to any Eurocurrency Rate Loans made on the Amendment No. 3 Funding Date shall commence on the Amendment No. 3 Funding Date and end on February 27, 2015 and (ii) the immediately following Interest Period with respect to any such Eurocurrency Rate Loans shall be for a period of one month commencing on February 27, 2015 and ending on March 31, 2015.

SECTION 2. Amendments to Credit Agreement as of the Amendment No. 3 Funding Date.  Effective as of the Amendment No. 3 Funding Date, the Credit Agreement shall be amended, in accordance with the provisions of Section 2.14 thereof, as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Adjustment Date”.

(b) Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of “Applicable Pricing Grid”.

(c) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Applicable Rate” in its entirety as follows:

“Applicable Rate” means (a) with respect to any Tranche B Term Loan that is (i) a Eurocurrency Rate Loan, 3.50% per annum and (ii) a Base Rate Loan, 2.50% per annum, (b) with respect to any Tranche B-2 Term Loan that is (i) a Eurocurrency Rate Loan, 3.75% per annum and (ii) a Base Rate Loan, 2.75% per annum, (c) with respect to any Revolving Loan that is (i) a Eurocurrency Rate Loan, 3.00% per annum and (ii) a Base Rate Loan, 2.00% per annum, (d) with respect to the Letter of Credit Fees, 3.00% per annum, (e) with respect to the Commitment Fee, 0.50% per annum and (f) with respect to any Euro Tranche Term Loan, 3.25% per annum.  Notwithstanding the foregoing, it is understood and agreed that for all periods prior to the Amendment No. 3 Funding Date, the “Applicable Rate” for all purposes was as set forth in the Credit Agreement as in effect immediately prior to Amendment No. 3.

(d) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Euro Tranche Term Loans” in its entirety as follows:

“Euro Tranche Term Loans” means the term loans made by each Euro Tranche Term Loan Lender on the Amendment No. 2 Funding Date and the Amendment No. 3 Funding Date.

(e) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Euro Tranche Term Loan Commitment” in its entirety as follows:

“Euro Tranche Term Loan Commitment” means, as to each Euro Tranche Term Loan Lender, its obligation to make Euro Tranche Term Loans to any Euro Tranche Term Loan Borrower (i) pursuant to Amendment No. 2 on the Amendment No. 2 Funding Date in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on its signature page thereto under the caption “Euro Tranche Term Loan Commitment”, (ii) pursuant to Amendment No. 3 on the Amendment No. 3 Funding Date in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on its signature page thereto under the caption “Euro Tranche Term Loan Commitment”, (iii) in the Assignment and Assumption pursuant to which such Lender becomes a party hereto and (iv) pursuant to Section 2.14 in an aggregate principal amount at any one time outstanding not to exceed the amount agreed to by such Lender in compliance with Section 2.14, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of Euro Tranche Term Loan Commitments on the Amendment No. 3 Funding Date is €287,487,500.

(f) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Euro Tranche Term Loan Applicable Pricing Grid”.

(g) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Facility” by adding the following clause after clause (d) and prior to the words “as the context may require”: “(e) the Tranche B-2 Term Loan Commitments and the Tranche B-2 Term Loans made thereunder (the “Tranche B-2 Term Loan Facility”), and (f) the Euro Tranche Term Loan Commitments and the Euro Tranche Term Loans made thereunder”.

(h) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Loan Documents” in its entirety as follows:

“Loan Documents” means, collectively, this Agreement, each Note, each Issuer Document, Amendment No. 1, Amendment No. 2, Amendment No. 3, each joinder agreement referred to in Section 2.14, each Subsidiary Joinder Agreement, and the Collateral Documents.

(i) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “New Term Loan Facility” in its entirety as follows:

“New Term Loan Facility” has the meaning assigned to such term in Section 2.14(a) of this Agreement and shall include the Euro Tranche Term Loan Facility and the Tranche B-2 Term Loan Facility, in each case, as increased from time to time (if applicable).

(j) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Pro Rata Share” by adding “, Pro Rata Tranche B-2 Share,” after the words “Pro Rata Tranche B Share”.

(k) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Loan” in its entirety as follows:

“Term Loan” means the Tranche B Term Loans, the Tranche B-2 Term Loans, the New Term Loans (including the Euro Tranche Term Loans) and/or the Extended Term Loans, as the context may require.

(l) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Term Loan Borrowing” by adding “, Tranche B-2 Term Loans” after the words “Tranche B Term Loans”.

(m) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Term Loan Commitment” by adding “, a Tranche B-2 Term Loan Commitment” after the words “Tranche B Term Loan Commitment”.

(n) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Term Loan Lender” by adding “, a Tranche B-2 Term Loan Lender” after the words “Tranche B Term Loan Lender”.

(o) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Term Loan Maturity Date” by adding “, Tranche B-2 Maturity Date” after the words “Tranche B Maturity Date”.

(p) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Tranche” in its entirety as follows:

“Tranche” means (a) with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Tranche B Term Loans or Tranche B Term Loan Commitments, (2) Tranche B-2 Term Loans or Tranche B-2 Term Loan Commitments, (3) Euro Tranche Term Loans or Euro Tranche Term Loan Commitments, (4) New Term Loans with the same terms and conditions made on the same day and increased from time to time or (5) Extended Term Loans (of the same Extension Series) and (b) with respect to Revolving Credit Loans or commitments, refers to whether such Revolving Credit Loans or commitments are (1) Dollar Revolving Credit Commitments or Dollar Revolving Credit Loans, (2) Multicurrency Revolving Credit Commitments or Multicurrency Revolving Credit Loans or (3) Extended Revolving Loans or Extended Revolving Credit Commitments (of the same Extension Series).

(q) Section 1.01 of the Credit Agreement is hereby further amended by adding the following defined terms in alphabetical order:

“Amendment No. 3” means that certain Amendment No. 3 dated as of February 13, 2015 by and among the Borrowers, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent, the Lenders party thereto and the other parties thereto.

“Amendment No. 3 Effective Date” has the meaning specified in Section 6 of Amendment No. 3.

“Amendment No. 3 Funding Date” has the meaning specified in Section 5 of Amendment No. 3.

“Arysta” means Arysta LifeScience Limited, an Irish private limited company.

“Arysta Acquisition Agreement” means the Share Purchase Agreement dated October 20, 2014, (as subsequently amended by amendments dated as of November 10, 2014, December 2, 2014 and February 11, 2015), by and between Nalozo S.à.r.l., a Luxembourg limited liability company, as the seller, and PSP, as the purchaser.

“Arysta LifeScience Acquisition” means the acquisition of all of the Equity Interests of Arysta pursuant to the Arysta Acquisition Agreement.

“New Dollar Revolving Credit Loans” has the meaning assigned to such term in Amendment No. 3.

“New Multicurrency Revolving Credit Loans” has the meaning assigned to such term in Amendment No. 3.

“Percival Acquisition” means the acquisition of all of the Equity Interests of Percival S.A., a société anonyme incorporated and organized under the laws of Belgium, pursuant to that certain Acquisition Agreement dated August 4, 2014, by and among a representative of Percival S.A., as the seller, BV Borrower, as the purchaser, and PSP, as guarantor.

“Pro Rata Tranche B-2 Share” means, with respect to each Tranche B-2 Term Loan Lender at any time, a percentage (carried out to the ninth decimal place) of the principal amount of the Tranche B-2 Term Loan funded by such Tranche B-2 Term Loan Lender.  The initial Pro Rata Tranche B-2 Share of each Tranche B-2 Term Loan Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Tranche B-2 Term Loan Lender becomes a party hereto, as applicable.

“Tranche B-2 Maturity Date” means June 7, 2020.

“Tranche B-2 Repayment Date” has the meaning specified in Section 2.07.

“Tranche B-2 Term Loan” has the meaning specified in Section 2.01.

“Tranche B-2 Term Loan Borrowers” means PSP and MacDermid.

“Tranche B-2 Term Loan Commitment” means, as to each Tranche B-2 Term Loan Lender, its obligation to make Tranche B-2 Term Loans to the Tranche B-2 Term Loan Borrowers (i) pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Tranche B-2 Term Loan Lender’s name on Schedule 2.01 under the caption “Tranche B-2 Term Loan Commitment”, (ii) in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, and (iii) pursuant to Section 2.14 in an aggregate principal amount at any one time outstanding not to exceed the amount agreed to by such Tranche B-2 Term Loan Lender in compliance with Section 2.14, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.  The aggregate amount of Tranche B-2 Term Loan Commitments on the Amendment No. 3 Funding Date is $500,000,000.

“Tranche B-2 Term Loan Facility” has the meaning specified in the definition of “Facility”.

“Tranche B-2 Term Loan Lender” means, at any time, any Lender that has a Tranche B-2 Term Loan Commitment or an outstanding Tranche B-2 Term Loan at such time.

(r) Section 2.01 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“2.01           The Loans.  Subject to the terms and conditions set forth herein, each Tranche B Term Loan Lender severally agrees to make term loans (each such loan, a “Tranche B Term Loan”) to any Tranche B Term Loan Borrower on the Closing Date in Dollars in an aggregate amount of up to such Tranche B Term Loan Lender’s Tranche B Term Loan Commitment.  Subject to the terms and conditions set forth herein, each Tranche B-2 Term Loan Lender severally agrees to make term loans (each such loan, a “Tranche B-2 Term Loan”) to any Tranche B-2 Term Loan Borrower on the Amendment No. 3 Funding Date in Dollars in an aggregate amount of up to such Tranche B-2 Term Loan Lender’s Tranche B-2 Term Loan Commitment.  Subject to the terms and conditions set forth herein, each Euro Tranche Term Loan Lender severally agrees to make Euro Tranche Term Loans to any Euro Tranche Term Loan Borrower on the Amendment No. 2 Funding Date and the Amendment No. 3 Funding Date, as applicable, in Euros in an aggregate amount of up to such Euro Tranche Term Loan Lender’s Euro Tranche Term Loan Commitment.  Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.  Tranche B Term Loans and Tranche B-2 Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. Subject to the terms and conditions set forth herein, (i) each Dollar Revolving Lender severally agrees to make revolving loans (each such loan, an “Initial Dollar Revolving Credit Loan”) in Dollars to each Revolving Credit Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount of up to, at any time outstanding, the amount of such Lender’s Dollar Revolving Credit Commitment and (ii) each Multicurrency Revolving Lender severally agrees to make revolving loans (each such loan, an “Initial Multicurrency Revolving Credit Loan”) in Dollars or an Alternative Currency to each Revolving Credit Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount of up to, at any time outstanding, the amount of such Lender’s Multicurrency Revolving Credit Commitment; provided, further, however, that (1) after giving effect to any Dollar Revolving Credit Borrowing, (i) the aggregate Outstanding Amount of all Dollar Revolving Credit Loans and L/C Obligations shall not exceed the Aggregate Dollar Revolving Credit Commitments and (ii) the aggregate Outstanding Amount of the Dollar Revolving Credit Loans of any Dollar Revolving Lender plus such Dollar Revolving Lender’s Pro Rata Dollar Share of an amount equal to the aggregate Outstanding Amount of all L/C Obligations shall not exceed such Dollar Revolving Lender’s Dollar Revolving Credit Commitment, (2) after giving effect to any Multicurrency Revolving Credit Borrowing, (i) the aggregate Outstanding Amount of all Multicurrency Revolving Credit Loans shall not exceed the Aggregate Multicurrency Revolving Credit Commitments, and (ii) the aggregate Outstanding Amount of the Multicurrency Revolving Credit Loans of any  Multicurrency Revolving Lender shall not exceed such Multicurrency Revolving Lender’s Multicurrency Revolving Credit Commitment, (3) after giving effect to any Revolving Credit Borrowing, the Total Outstandings shall not exceed the Total Revolving Credit Commitments and (4) the aggregate principal amount of New Dollar Revolving Credit Loans and New Multicurrency Revolving Credit Loans made on the Amendment No. 3 Funding Date shall not exceed $175,000,000.  Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Revolving Credit Borrowers may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Revolving Credit Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.  Each Revolving Credit Borrowing (including any deemed Revolving Credit Borrowings made pursuant to Section 2.03) shall be allocated pro rata among the relevant Tranches.  For the avoidance of doubt, any Multicurrency Revolving Credit Loans denominated in an Alternative Currency shall only be permitted to be borrowed as Eurocurrency Rate Loans.”

(s) Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit A.

(t) Section 2.02(a)(1) of the Credit Agreement is hereby amended by (x) adding “, in each case” immediately after the words “New Term Loans” at the first instance therein, (y) amending and restating Section 2.02(a)(1)(i) in its entirety as follows: “(i) 11:00 A.M. on the third Business Day prior to the date of the proposed Loans in the case of Eurocurrency Rate Loans (or, solely in the case of any Borrowing of Eurocurrency Rate Loans denominated in Dollars on the Amendment No. 3 Funding Date, not later than 12:00 P.M. on the second Business Day prior to the Amendment No. 3 Funding Date) or” and (z) replacing the words “Tranche B Term Loans” with “Tranche B Term Loans or Tranche B-2 Term Loans” in each place therein.

(u) Section 2.02(a)(2) to the Credit Agreement is hereby amended and restated in its entirety as follows:

“(2)                           Each Borrowing and each continuation of Multicurrency Revolving Credit Loans that are Eurocurrency Rate Loans and New Term Loans, in each case denominated in a currency other than Dollars, shall be made upon the Borrower’s irrevocable notice to the Administrative Agent. Each such notice must be received by the Administrative Agent not later than 11:00 A.M. on the fourth Business Day prior to the date of the proposed borrowing or continuation of such Eurocurrency Rate Loans (or, solely in the case of any Borrowing of Multicurrency Revolving Credit Loans that are Eurocurrency Rate Loans or New Term Loans, in each case denominated in Euros, on the Amendment No. 3 Funding Date, not later than 9:00 A.M. on the third Business Day prior to the Amendment No. 3 Funding Date); provided, that in the case of a Borrowing or continuation of Multicurrency Revolving Credit Loans in Yen, such notice must be received by the Administrative Agent not later than 11:00 A.M. on the fifth Business Day prior to the date of the proposed borrowing or continuation of such Eurocurrency Rate Loans. Each Borrowing of or continuation of such Eurocurrency Rate Loans shall be in a principal amount that is not less than the Minimum Eurocurrency Borrowing Amount.”

(v) Section 2.02(c) of the Credit Agreement is hereby amended by adding “, Tranche B-2 Repayment Date” after the words “Tranche B Repayment Date”.

(w) Section 2.05(a)(i) of the Credit Agreement is hereby amended by amending and restating the third sentence thereof in its entirety as follows:

“The Administrative Agent will promptly notify each Lender of its receipt of each such notice and of the amount of such Lender’s Pro Rata Dollar Share, Pro Rata Multicurrency Share, Pro Rata Tranche B Share, Pro Rata Tranche B-2 Share or Pro Rata New Term Loan Share, as applicable, of such prepayment.”

(x) Section 2.05(a)(iv) of the Credit Agreement is hereby amended by replacing the words “Amendment No. 2 Funding Date” with the words “Amendment No. 3 Funding Date” in each place therein.

(y) Section 2.06(b)(i) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“Unless previously terminated in accordance with the terms hereof, (i) the Tranche B Term Loan Commitments shall automatically terminate at 5:00 p.m. on the Closing Date, (ii) the Tranche B-2 Term Loan Commitments shall automatically terminate at 5:00 p.m. on the Amendment No. 3 Funding Date, (iii) the Euro Tranche Term Loan Commitments made pursuant to clause (i) of the definition thereof shall automatically terminate at 5:00 p.m. on the

Amendment No. 2 Funding Date, (iv) the Euro Tranche Term Loan Commitments made pursuant to clause (ii) of the definition thereof shall automatically terminate at 5:00 p.m. on the Amendment No. 3 Funding Date, (iv) the Revolving Credit Commitments and the Letter of Credit Commitment shall automatically terminate on the Revolving Credit Maturity Date and (v) the Commitments in respect of any Tranche of New Term Loans shall automatically terminate on the maturity date set forth in the applicable Incremental Amendment or other document reasonably satisfactory to the Administrative Agent, the applicable Borrower(s) and such New Term Loan Lenders.”

(z) Section 2.06(c) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“(c)             Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the unused portions of the Letter of Credit Sublimit, the unused Dollar Revolving Credit Commitment, the unused Multicurrency Revolving Credit Commitment, the unused Tranche B Term Loan Commitment, the unused Tranche B-2 Term Loan Commitment or the unused Euro Tranche Term Loan Commitment under this Section 2.06.  Upon any reduction of unused Dollar Revolving Credit Commitments, unused Multicurrency Revolving Credit Commitments, the unused Tranche B Term Loan Commitments, the unused Tranche B-2 Term Loan Commitments or the unused Euro Tranche Term Loan Commitments, the Dollar Revolving Credit Commitment, the Multicurrency Revolving Credit Commitments, Tranche B Term Loan Commitment, Tranche B-2 Term Loan Commitment or Euro Tranche Term Loan Commitment, as applicable, of each Lender shall be reduced by such Lender’s Pro Rata Share of the amount by which the applicable Facility is reduced.  All Commitment Fees accrued until the effective date of any termination of the Total Revolving Credit Commitments shall be paid on the effective date of such termination.”

(aa) Section 2.07(a)(ii) and Section 2.07(a)(iii) of the Credit Agreement are hereby amended by amending and restating such sections in their entirety as follows:

“(ii)              Euro Tranche Term Loans.  On each date set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date being called a “Euro Tranche Repayment Date”), the Euro Tranche Term Loan Borrowers shall pay to the Administrative Agent, for the account of the Euro Tranche Term Loan Lenders, a principal amount of the Euro Tranche Term Loans (as adjusted from time to time pursuant to Sections 2.05 and 2.06(b)) equal to the amount set forth below for such date:

Euro Tranche Repayment Date	Amount
March 31, 2015	€720,520.05
June 30, 2015	€720,520.05
September 30, 2015	€720,520.05
December 31, 2015	€720,520.05
March 31, 2016	€720,520.05
June 30, 2016	€720,520.05
September 30, 2016	€720,520.05
December 31, 2016	€720,520.05
March 31, 2017	€720,520.05
June 30, 2017	€720,520.05
September 30, 2017	€720,520.05
December 31, 2017	€720,520.05
March 31, 2018	€720,520.05
June 30, 2018	€720,520.05
September 30, 2018	€720,520.05
December 31, 2018	€720,520.05

Euro Tranche Repayment Date	Amount
March 31, 2019	€720,520.05
June 30, 2019	€720,520.05
September 30, 2019	€720,520.05
December 31, 2019	€720,520.05
March 31, 2020	€720,520.05
Euro Tranche Maturity Date	Remainder

To the extent not previously paid, all Euro Tranche Term Loans shall be due and payable on the Euro Tranche Maturity Date, together with accrued and unpaid interest and fees on the principal amount to be paid up to but excluding the date of payment.  All repayments pursuant to this Section 2.07(a) shall be subject to Section 3.05, but shall otherwise be without premium or penalty.”

“(iii)           Tranche B-2 Term Loans.  On each date set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date being called a “Tranche B-2 Repayment Date”), the Tranche B-2 Term Loan Borrowers shall pay to the Administrative Agent, for the account of the Tranche B-2 Term Lenders, a principal amount of the Tranche B-2 Term Loans (as adjusted from time to time pursuant to Sections 2.05 and 2.06(b)) equal to the amount set forth below for such date:

Tranche B-2 Repayment Date	Amount
March 31, 2015	$1,250,000.00
June 30, 2015	$1,250,000.00
September 30, 2015	$1,250,000.00
December 31, 2015	$1,250,000.00
March 31, 2016	$1,250,000.00
June 30, 2016	$1,250,000.00
September 30, 2016	$1,250,000.00
December 31, 2016	$1,250,000.00
March 31, 2017	$1,250,000.00
June 30, 2017	$1,250,000.00
September 30, 2017	$1,250,000.00
December 31, 2017	$1,250,000.00
March 31, 2018	$1,250,000.00
June 30, 2018	$1,250,000.00
September 30, 2018	$1,250,000.00
December 31, 2018	$1,250,000.00
March 31, 2019	$1,250,000.00
June 30, 2019	$1,250,000.00
September 30, 2019	$1,250,000.00
December 31, 2019	$1,250,000.00
March 31, 2020	$1,250,000.00
Tranche B-2 Maturity Date	Remainder

To the extent not previously paid, prepaid, refinanced, substituted or replaced, all Tranche B-2 Term Loans shall be due and payable on the Tranche B-2 Maturity Date, together with accrued and unpaid interest and fees on the principal amount to be paid up to but excluding the date of payment.  All repayments pursuant to this Section 2.07(a) shall be subject to Section 3.05, but shall otherwise be without premium or penalty.”

(bb) Section 2.12(a) of the Credit Agreement is hereby amended by adding the words “, Pro Rata Tranche B-2 Share” after the words “Pro Rata Tranche B Share”.

(cc) Section 2.14(d) of the Credit Agreement is hereby amended by (i) adding “or Tranche B-2 Term Loans” after the words “Tranche B Term Loans” at the first instance of such words therein and (ii) adding “or Tranche B-2 Term Loans, as applicable” after the words “Tranche B Term Loans” at the second instance of such words therein.

(dd) Section 2.14(d)(iii) of the Credit Agreement is hereby further amended by (i) replacing the words “Eurocurrency Rate on the” with the words “Applicable Rate in effect for the Eurocurrency Rate for such” at the first instance therein and (ii) adding “(for the avoidance of doubt, it is understood and agreed that the foregoing calculation shall be made (A) on the Amendment No. 3 Funding Date, by comparing (x) the initial yield on the Tranche B-2 Term Loans to the Applicable Rate then in effect for the Tranche B Term Loans and (y) the initial yield on the Euro Tranche Term Loans made on the Amendment No. 3 Funding Date to the Applicable Rate then in effect for the Euro Tranche Term Loans made on the Amendment No. 2 Funding Date and (B) thereafter, on any Increased Amount Date on which Incremental Term Facilities denominated in both Dollars and Euros are established, by comparing (x) the initial yield on the Incremental Term Loans denominated in Dollars made on such Increased Amount Date to the Applicable Rate then in effect for the outstanding Term Loans denominated in Dollars made prior to such Increased Amount Date and (y) the initial yield on the Incremental Term Loans denominated in Euros made on such Increased Amount Date to the Applicable Rate then in effect for the outstanding Term Loans denominated in Euros made prior to such Increased Amount Date)” at the end of such clause.

(ee) Section 2.14(e) of the Credit Agreement is hereby amended by (i) adding “, Tranche B-2 Term Loans” after the words “Tranche B Term Loans” at each place in the first sentence of such section, and (ii) adding the words “or Tranche B-2 Term Loans” after the words “Tranche B Term Loans” in the last sentence of such section.

(ff) The proviso at the end of the third to last sentence of Section 2.16(a) of the Credit Agreement is hereby amended by amending and restating such proviso in its entirety as follows:

“provided that, notwithstanding anything to the contrary in this Section 2.16 or otherwise, assignments and participations of Extended Tranches shall be governed by the same or, at the Borrowers’ discretion, more restrictive assignment and participation provisions applicable to Tranche B Term Loans, Tranche B-2 Term Loans or Initial Revolving Credit Commitments, as applicable, set forth in Section 11.06.”

(gg) Section 3.08 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“3.08           Survival.  All of the Borrowers’ obligations under this Article III shall survive termination of the Tranche B Term Loan Commitments, the Tranche B-2 Term Loan Commitments, the Euro Tranche Term Loan Commitments, the Total Revolving Credit Commitments and repayment of all other Obligations hereunder.”

(hh) Section 7.11 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“7.11           Use of Proceeds. Use the proceeds of the (i) Tranche B Term Loans incurred on the Closing Date, solely to refinance the Existing Indebtedness, to finance payment by MacDermid of the Specified Cash Distribution (as defined in the Existing First Lien Credit Agreement) and to pay fees and expenses related to the Transaction, (ii) Tranche B Term Loans and Euro Tranche Term Loans incurred on the Amendment No. 2 Funding Date solely to finance payment of the Chemtura Acquisition and to pay fees and expenses related to the Chemtura Acquisition, (iii) Tranche B Term Loans incurred on the Incremental Amendment Date solely to finance payment of the Percival Acquisition and fees and expenses relating thereto and (iv) Tranche B-2 Term Loans and Euro Tranche Term Loans incurred on the Amendment No. 3 Funding Date solely to finance payment of the Arysta LifeScience Acquisition and fees, premiums, expenses and other transaction costs relating thereto and to Amendment No. 3.  The Revolving Credit Borrowers will use the proceeds of the Revolving Loans (i) on the Amendment No. 3 Funding Date, to finance payment of the Arysta LifeScience Acquisition and fees, premiums, expenses and other transaction costs relating thereto and to Amendment No. 3 (with any remaining amounts borrowed to be used for general corporate purposes) in an aggregate amount not to exceed $175,000,000 and (ii) thereafter, for general corporate purposes.  The Revolving Credit Borrowers shall be entitled to request the issuance of Letters of Credit to support payment obligations incurred in the ordinary course of business.”

(ii) Section 9.01(b) of the Credit Agreement is hereby amended by adding “, the Tranche B-2 Term Loan Facility” after the words “Term Loan Facility”.

(jj) Section 11.24 of the Credit Agreement is hereby amended by (i) replacing the words “Tranche B Term Loan Borrowers” with “Tranche B Term Loan Borrowers, Tranche B-2 Term Loan Borrowers” in each place therein and (ii) replacing the words “Tranche B Term Loan Borrower” with “Tranche B Term Loan Borrower, Tranche B-2 Term Loan Borrower” in each place therein.

SECTION 3. Amendments to Credit Agreement as of the Amendment No. 3 Effective Date.  Effective as of the Amendment No. 3 Effective Date, the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in alphabetical order:

“Belgian Guarantors” means a Guarantor with its jurisdiction of organization or formation under the laws of Belgium.

“BV Borrower” means MacDermid Agricultural Solutions Holdings B.V., a company organized under the laws of the Netherlands having its seat in Amsterdam and registered with the Dutch trade register under number 61196029.

“Certificate of Designation” has the meaning set forth in the Arysta Acquisition Agreement.

“Civil Code” has the meaning set forth in Section 4.10.

“Euro Funding Borrower” has the meaning set forth in Section 11.27(b).

“Euro Obligation Aggregate Payments” has the meaning set forth in Section 11.27(b).

“Euro Obligation Fair Share” has the meaning set forth in Section 11.27(b).

“Euro Obligation Fair Share Shortfall” has the meaning set forth in Section 11.27(b).

“Euro Obligation Fair Share Contribution Amount” has the meaning set forth in Section 11.27(b).

“Make Whole Payment” has the meaning set forth in the Arysta Acquisition Agreement.

“Mexico” means United Mexican States (Estados Unidos Mexicanos).

“Mexican Guarantor” means a Guarantor with its jurisdiction of organization or formation under the laws of Mexico.

“Note Escrow” means an escrow arrangement for the deposit of the gross proceeds of the notes to be issued by PSPC Escrow Corp. in connection with the Arysta LifeScience Acquisition into an escrow account (or accounts) in accordance with the terms of the Note Indenture and the Note Escrow and Security Agreement.

“Note Escrow and Security Agreement” means that certain escrow and security agreement dated as of February 2, 2015 (as may be amended, supplemented, amended and restated or otherwise modified from time to time), by and among PSPC Escrow Corp., as grantor and Computershare Trust Company N.A., as trustee and escrow agent.

“Note Indenture” means that certain indenture dated as of February 2, 2015 (as may be amended, supplemented, amended and restated or otherwise modified from time to time), by and among PSPC Escrow Corp., as escrow issuer, Computershare Trust Company N.A., as trustee, and Société Générale Bank & Trust, as paying agent, transfer agent and registrar.

“Series B Preferred Stock” means the Series B Convertible Preferred Stock to be issued pursuant to the Arysta Acquisition Agreement.

“Series B Redemption Date” has the meaning given to the term “Redemption Date” set forth in the Certificate of Designation.

(b) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Change of Control” by (i) deleting subsections (b) and (c) in their entirety, (ii) deleting the first subsection (d) in its entirety, (iii) adding the word “or” at the end of subsection (a) and (iv) renaming the second subsection (d), subsection (b).

(c) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Consolidated EBITDA” by (i) adding the words “integration and acquisition related costs (whether incurred prior to, or after, the consummation of any such acquisition)” after the words “restructuring charges” in subclause (a)(v)(ii), (ii) replacing the word “four” with “eight” in subclause (a)(xix)(D), and (iii) adding the following two clauses immediately after clause (a)(xxi):  “(xxii)  any non-cash expenses or charges recorded in accordance with GAAP relating to currency valuation of foreign denominated debt, and any non-cash expenses or charges recorded in accordance with GAAP relating to equity interests issued to non-employees in exchange for services provided in connection with any acquisition or business arrangement (in each case, including any such transaction consummated prior to the Amendment No. 3 Funding Date and any such transaction undertaken but not completed), (xxiii)  the amount of any Make Whole Payment and any non-cash expenses or charges recorded in accordance with GAAP relating to such Make Whole Payment”.

(d) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Dollar Revolving Credit Borrowing” by replacing “Section 2.01(b)” with “Section 2.01”.

(e) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Dollar Revolving Credit Commitment” by replacing “Section 2.01(b)” with “Section 2.01”.

(f) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Initial Dollar Revolving Credit Loan” by replacing “Section 2.01(i)” with “Section 2.01”.

(g) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Initial Multicurrency Revolving Credit Loan” by replacing “Section 2.01(ii)” with “Section 2.01”.

(h) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Letter of Credit Sublimit” by replacing “$15,000,000” with “$30,000,000”.

(i) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Multicurrency Revolving Credit Borrowing” by replacing “Section 2.01(b)” with “Section 2.01”.

(j) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Multicurrency Revolving Credit Commitment” by replacing “Section 2.01(b)” with “Section 2.01”.

(k) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Tranche B Term Loan Commitment” by replacing “Section 2.01(a)” with “Section 2.01”.

(l) Article IV of the Credit Agreement is hereby amended by adding the following new Section 4.09 as follows:

“4.09           Limitation of Guarantees given by Belgian Guarantors.  Notwithstanding any other provision of this Article IV, the guarantee, indemnity and other obligations of any Belgian Guarantor made or expressed to be assumed in this Article IV shall not be deemed to include any liability which would constitute unlawful financial assistance within the meaning of Article 629 of the Belgian Companies Code, or its equivalent, and shall, in addition, be subject to any limitation as set out in the Subsidiary Joinder Agreement or other joinder agreement (as contemplated by Section 7.12 hereof) of such Belgian Guarantor and agreed by the Administrative Agent (acting reasonably).”

(m) Article IV of the Credit Agreement is hereby amended by adding the following new Section 4.10 as follows:

“4.10           Limitation of Guarantees given by Mexican Guarantors.  (a)  Notwithstanding anything to the contrary set forth herein, the guarantees of each Mexican Guarantor are made in accordance with Articles 2794 and 2798 and any other related articles of the Federal Civil Code (“Civil Code”) and the corresponding articles for the Civil Codes of all the States of the Mexican Republic and the Federal District, to the fullest extent permitted by applicable law.

(b)           Each Mexican Guarantor (i) hereby expressly waives the benefits of order, discussion and division (referred to in Spanish as orden, excusión y división), as well as those established by Articles 2813, 2814, 2815, 2817, 2818, 2819, 2820, 2821, 2822, 2823, 2836, 2837, 2840, 2848 and 2849 of the Civil Code and the corresponding articles for the Civil Codes of all the States of Mexico and the Federal District, (ii) hereby irrevocably waives any right to revoke this Agreement, and acknowledges that it is continuing in nature and applies to all Obligations, whether existing now or in the future, and expressly waives the benefits established in Articles 2826, 2844, 2845, 2846 and 2847 of the Civil Code and the corresponding articles for the Civil Codes of all the States of Mexico and the Federal District and (iii) acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements involving any of the Borrowers or any of the Subsidiaries contemplated by the Loan Documents and that the waivers set forth in this Section 4.10(b) are knowingly made in contemplation of such benefits.”

(n) Section 6.23(a) of the Credit Agreement is hereby amended by amending and restating the second sentence of such section in its entirety as follows:  “The Borrowers and their Subsidiaries will not use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person to fund activities or business of or with any Person that, at the time of such funding, is the subject of Sanctions.”

(o) Section 7.12(a)(i) of the Credit Agreement is hereby amended by replacing the first parenthetical therein with the following: “(or (i) solely in the case of any direct or indirect Subsidiary acquired in connection with the Arysta LifeScience Acquisition, within 90 days after the Amendment No. 3 Funding Date, or (ii) such longer period as may be contemplated by the Agreed Security Principles or as otherwise agreed to by the Administrative Agent in its sole discretion)”.

(p) Section 7.12(a)(ii) of the Credit Agreement is hereby amended by replacing the first parenthetical therein with the following: “(or (i) in the case of Anion, within 30 days after the Anion Release, or (ii) solely in the case of any direct or indirect subsidiary acquired in connection with the Arysta LifeScience Acquisition, within 90 days after the Amendment No. 3 Funding Date or such longer period as otherwise agreed to by the Administrative Agent in its sole discretion)”.

(q) The final proviso to Section 7.12(a) of the Credit Agreement is hereby amended by adding at the end thereof the following: “provided, further, in the case of any direct or indirect Subsidiary acquired in connection with the Arysta LifeScience Acquisition, the Loan Parties shall have (i) 90 days after the Amendment No. 3 Funding Date or (ii) such longer period as may be contemplated by the Agreed Security Principles or as otherwise agreed to by the Administrative Agent in its sole discretion, to complete the actions set forth in the immediately preceding proviso;”.

(r) Section 7.12(b) of the Credit Agreement is hereby amended by replacing the word “thereof” in the first sentence of such section with the words “of either Real Property or a Restricted Subsidiary which holds Real Property and is contemplated to become a Loan Party hereunder”.

(s) Section 7.12(c) of the Credit Agreement is hereby amended by deleting the second parenthetical therein and replacing it with “(and, in any event, within 10 Business Days following the date of such acquisition (or (i) solely in the case of any Collateral acquired in connection with the Arysta LifeScience Acquisition, within 90 days after the Amendment No. 3 Funding Date or (ii) such longer period as may be contemplated by the Agreed Security Principles or as otherwise agreed to by the Administrative Agent in its sole discretion))”.

(t) Section 7.15 of the Credit Agreement is hereby amended by adding the following new Section 7.15(d) as follows:

“(d)           Amendments to the Agreed Security Principles as contemplated by Section 1(d) of the Agreed Security Principles must be mutually agreed to by the Administrative Agent and the Borrowers but shall not require the consent of any Lender.  In connection with any amendments contemplated by Section 1(d) of the Agreed Security Principles, the Lenders, the Issuing Banks and the other Secured Parties hereby authorize the Administrative Agent and the Collateral Agent, as applicable, to execute and deliver any instruments, documents, and agreements necessary or desirable to evidence and confirm the release of any Loan Parties released pursuant to such amendment, all without the further consent or joinder of any Lender or any other Secured Party.  Any representation, warranty, covenant or agreement contained in any Loan Document relating to any such Guarantor shall no longer be deemed to be made.  In connection with any release hereunder, the Administrative Agent and the Collateral Agent shall (and the Secured Parties hereby authorize the Administrative Agent and the Collateral Agent to) take such action and execute any such documents as may be reasonably requested by the Borrowers and at the Borrowers’ expense; provided, that the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrowers certifying that immediately after giving effect to any such release, the pro forma Consolidated EBITDA of the Loan Parties, taken together, represents not less than 70% of the Consolidated EBITDA of PSP and its Restricted Subsidiaries for the period of four consecutive fiscal quarters most recently ended prior to the date of such release.”

(u) Section 8.01(d) of the Credit Agreement is hereby amended by replacing “$60,000,000” with “$200,000,000”.

(v) Section 8.01(i) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“(i)           Liens securing Indebtedness permitted by Section 8.02(p), so long as the agent, trustee or similar Person party to such Indebtedness shall enter into a Customary Intercreditor Agreement in form and substance reasonably satisfactory to the Administrative Agent;”

(w) Section 8.01 of the Credit Agreement is hereby amended by adding the following clauses (k) and (l) in their entirety:

“(k)           (i) Liens existing on assets acquired by PSP or any of its Subsidiaries in connection with the Arysta LifeScience Acquisition; provided that (x) such Liens secure Indebtedness permitted pursuant to Section 8.02(s) and (y) such Liens attach at all times only to the same classes of assets to which such Liens attached (and after-acquired property that is affixed or incorporated into the property covered by such Lien), and secure only the same Indebtedness or obligations that such Liens secured, immediately prior to the Arysta LifeScience Acquisition; and (ii) Liens securing any Permitted Refinancing Indebtedness in respect thereof; and

(l)           Liens under the Note Escrow or under any similar escrow arrangement holding the proceeds of any Indebtedness incurred in accordance with Section 8.02 to finance a Permitted Acquisition or other Investment; provided, that such Liens shall terminate and otherwise be discharged upon the consummation of the applicable Permitted Acquisition or Investment.”

(x) Section 8.02(r) of the Credit Agreement is hereby amended by replacing “$60,000,000” with “$200,000,000; and”.

(y) Section 8.02 of the Credit Agreement is hereby amended by adding the following clause (s) in its entirety:

“(s)           (i) Indebtedness of entities acquired in connection with the Arysta LifeScience Acquisition set forth on Schedule 8.02(s); and (ii) any Permitted Refinancing Indebtedness in respect thereof.”

(z) Schedule 8.02(s) is hereby added to the Credit Agreement in its entirety in the form attached hereto as Exhibit B.

(aa) Section 8.02 of the Credit Agreement is hereby further amended by adding the following paragraphs to the end of such section:

“Notwithstanding anything to the contrary in this Section 8.02, Restricted Subsidiaries of any Borrower that are Foreign Subsidiaries may not incur Indebtedness or issue Disqualified Stock or preferred stock in the aggregate pursuant to clauses (k), (l), (n), (o), and (p) of this Section 8.02 if, after giving pro forma effect to such incurrence or issuance (including a pro forma application of the net proceeds therefrom), the aggregate amount thereof incurred or issued pursuant to such clauses at any one time outstanding shall exceed the greater of $600,000,000 and 7.0% of Consolidated Total Assets of the Foreign Subsidiaries as of such date.

For the avoidance of doubt, for the purposes of this Section 8.02, the term “Indebtedness” shall be deemed to include, in the case of Holdings or the Borrowers, the issuance of any shares of Disqualified Stock or, in the case of the Borrowers’ Restricted Subsidiaries (other than Holdings and MacDermid), the issuance of any shares of Disqualified Stock or preferred stock, in each case, to the extent that any of the foregoing would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP.”

(bb) Section 8.03 of the Credit Agreement is hereby amended by adding the following paragraph to the end of such section:

“For the avoidance of doubt, it is understood and agreed that at any time Holdings may merge with and into PSP, with PSP surviving such merger, and nothing herein shall be deemed to prohibit or otherwise limit such merger.”

(cc) Section 8.05 of the Credit Agreement is hereby amended by deleting the preamble to such section in its entirety and substituting in lieu therefor the words “Declare or make, directly or indirectly, any Restricted Payment, except:”.

(dd) Section 8.05 of the Credit Agreement is hereby further amended by adding the following clause (n) in its entirety:

“(n)           so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, (i) any redemption on the Series B Redemption Date in connection with the Series B Preferred Stock issued in connection with the Arysta LifeScience Acquisition or payment of any Make Whole Payment with respect thereto; provided that immediately after giving effect to such Restricted Payment the First Lien Net Leverage Ratio shall not exceed 4.50 to 1.00 on a Pro Forma Basis or (ii) any refinancing of the Series B Preferred Stock issued in connection with the Arysta LifeScience Acquisition or payment of any Make Whole Payment with respect thereto with the proceeds of unsecured Indebtedness permitted under Section 8.02; provided that such Indebtedness (i) shall not mature prior to the date that is six months after the

Latest Maturity Date, (ii) shall not provide for any required, scheduled or mandatory prepayment on account of principal (including amortization or otherwise, but excluding a customary offer to redeem or repay with asset sale proceeds or following a Change of Control) prior to the date that is six months after the Latest Maturity Date and (iii) shall not be guaranteed by any Person that is not a Guarantor.”

(ee) Section 8.08 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“Enter into or permit to exist any Contractual Obligation (other than this Agreement, any other Loan Document, the Note Indenture or any Permitted Refinancing Indebtedness incurred to refinance any such Indebtedness) that limits the ability (i) except as permitted under Section 8.01 or the documentation governing any Credit Agreement Refinancing Indebtedness, of any Borrower or any Restricted Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person to secure the Obligations or any refinancing thereof or (ii) of any Borrower or any Restricted Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances, in each case, to Holdings, any Borrower or any other Restricted Subsidiary or to Guarantee Indebtedness of any Borrower or any Restricted Subsidiary; provided that the foregoing restrictions in this Section 8.08 shall not apply to:

(a)
customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary pending such sale; provided that such restrictions and conditions apply only to the Restricted Subsidiary that is to be sold and such sale is permitted hereunder;

(b)
customary restrictions and conditions contained in any trading, netting, operating, construction, service, supply, purchase, sale or other agreement to which the Borrowers or any of its Restricted Subsidiaries is a party and was entered into in the ordinary course of business; provided that such agreement prohibits the encumbrance of solely the property or assets of the Borrowers or such Restricted Subsidiary that are the subject to such agreement;

(c)
Contractual Obligations which impose (x) restrictions described in clause (i) above, but only to the extent that such restrictions do not materially adversely affect the value of the Collateral granted to secure the Obligations or (y) restrictions described in clause (ii) above, but only to the extent that such restrictions do not materially adversely affect the consolidated cash position of the Borrowers and Guarantors;

(d)
any agreement or other instrument (including an instrument governing Indebtedness) of a Person acquired by any Borrower or any Restricted Subsidiaries in existence at the time of such acquisition or at the time it merges with or into any Borrower or any of its Restricted Subsidiaries or assumed in connection with the acquisition of assets (including with respect to the Arysta LifeScience Acquisition, the contractual encumbrances or restrictions in effect on the closing date of the Arysta LifeScience Acquisition) from such Person (but, in any such case, not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired or the property or assets so assumed;

(e)
any restrictions created in connection with any Factoring Agreement that, in the good faith determination of the Borrowers are necessary or advisable to effect the transactions contemplated under such Factoring Agreement;

(f)
any contractual encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the agreements referred to in clause (d) of this Section 8.08; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Borrowers, not materially more restrictive with respect to such encumbrance and other restrictions taken as a whole than those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing;

(g)	customary restrictions on leases, subleases, licenses or sublicenses or sales otherwise permitted hereby so long as such restrictions relate to the assets subject thereto;

(h)	customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under this Agreement;

(i)	customary provisions restricting assignment of any agreement entered into in the ordinary course of business;

(j)	restrictions on cash or other deposits under contracts entered into in the ordinary course of business;

(k)	Contractual Obligations which arise under applicable laws or any applicable rule, regulation or order;

(l)	any agreement or instrument governing Equity Interests of any Person that is acquired; or

(m)
restrictions and conditions on any Restricted Subsidiary organized in jurisdictions where such restrictions are customary, including the People’s Republic of China, or any state or other political subdivision thereof.”

(ff) Section 11.06(b)(iv) is amended by amending and restating the first sentence thereof in its entirety as follows:

“The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption (such Assignment and Assumption to be delivered via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually)), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent); provided that only one such fee shall be payable in the event of simultaneous assignments to or from two or more Approved Funds by a single Lender and no fee shall be payable for assignments among related funds or among any Lender and any of its Affiliates.”

(gg) Section 11.10 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  To the extent permitted under applicable law, delivery by telecopier or e-mail of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document.  The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.”

(hh) Section 11.16(b) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“(b)              EACH LOAN PARTY HEREBY, EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH PARTY HERETO IRREVOCABLY WAIVES (I) ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO AND (II) THEIR RIGHTS TO ANY OTHER JURISDICTION THAT MAY APPLY BY VIRTUE OF THEIR PRESENT OR ANY OTHER FUTURE DOMICILE OR FOR ANY OTHER REASON. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.”

(ii) Section 11.16(c) of the Credit Agreement is hereby amended by adding the following sentence to the end of such section:

“EACH MEXICAN GUARANTOR HEREBY AGREES TO GRANT A NOTARIZED SPECIAL POWER OF ATTORNEY TO CORPORATION SERVICE COMPANY IN TERMS ACCEPTABLE TO THE ADMINISTRATIVE AGENT.”

(jj) Article XI of the Credit Agreement is hereby amended by adding the following Section 11.27 as follows:

“Section 11.27 Euro Tranche Term Loan Co-Borrowers.

(a) Joint and Several Liability.  Subject in all cases to the Agreed Security Principles, all Obligations (as defined in this Section 11.27 below) of the Euro Tranche Term Loan Borrowers under this Agreement and the other Loan Documents shall be joint and several Obligations of each Euro Tranche Term Loan Borrower.  Anything contained in this Agreement and the other Loan Documents to the contrary notwithstanding, the Obligations of each Euro Tranche Term Loan Borrower hereunder, solely to the extent that such Euro Tranche Term Loan Borrower did not receive proceeds of Loans from any borrowing thereunder, shall be limited to a maximum aggregate amount equal to the largest amount that would not render its Obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Fraudulent Transfer Laws, in each case after giving effect to all other liabilities of such Euro Tranche Term Loan Borrower, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Euro Tranche Term Loan Borrower in respect of intercompany Indebtedness to any other Loan Party or Affiliates of any other Loan Party to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Loan Party hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of such Euro Tranche Term Loan Borrower pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Euro Tranche Term Loan Borrower and other Affiliates of any Loan Party of Obligations arising under the Guaranty by such parties.

(b) Subrogation.  Until the Obligations shall have been paid in full in cash, each Euro Tranche Term Loan Borrower shall withhold exercise of any right of subrogation, contribution or any other right to enforce any remedy which it now has or may hereafter have against the other Euro Tranche Term Loan Borrower or any other guarantor of the Obligations.  Each Euro Tranche Term Loan Borrower further agrees that, to the extent the waiver of its rights of subrogation, contribution and remedies as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any such rights such Euro Tranche Term Loan Borrower may have against the other Euro Tranche Term Loan Borrower, any collateral or security or any such other guarantor, shall be junior and subordinate to any rights Collateral Agent may have against the other Euro Tranche Term Loan Borrower, any such collateral or security, and any such other guarantor.  The Euro Tranche Term Loan Borrowers under this Agreement and the other Loan Documents together desire to allocate among themselves, in a fair and equitable manner, their Obligations arising under this Agreement and the other Loan Documents.  Accordingly, in the event any payment or distribution is made on any date by any Euro Tranche Term Loan Borrower under this Agreement and the other Loan Documents (a “Euro Funding Borrower”) that exceeds its Euro Obligation Fair Share as of such date, that Euro Funding Borrower shall be entitled to a contribution from the other Euro Tranche Term Loan Borrower in the amount of such other Euro Tranche Term Loan Borrower’s Euro Obligation Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Euro Tranche Term Loan Borrower’s Euro Obligation Aggregate Payments  to equal its Euro Obligation Fair Share as of such date.  “Euro Obligation Fair Share” means, with respect to a Euro Tranche Term Loan Borrower as of any date of determination, an amount equal to (i) the ratio of (x) the Euro Obligation Fair Share Contribution Amount with respect to such Euro Tranche Term Loan Borrower to (y) the aggregate of the Euro Obligation Fair Share Contribution Amounts with respect to all Euro Tranche Term Loan Borrowers, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Euro Funding Borrowers under this Agreement and the other Loan Documents in respect of the Obligations guarantied.  “Euro Obligation Fair Share Shortfall” means, with respect to a Euro Tranche Term Loan Borrower as of any date of determination, the excess, if any, of the Euro Obligation Fair Share of such Euro Tranche Term Loan Borrower over the Euro Obligation Aggregate Payments of such Euro Tranche Term Loan Borrower.  “Euro Obligation Fair Share Contribution Amount” means, with respect to a Euro Tranche Term Loan Borrower as of any date of determination, the maximum aggregate amount of the Obligations of such Euro Tranche Term Loan Borrower under this Agreement and the other Loan Documents that would not render its Obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under §548 of the Bankruptcy Code, 11 U.S.C. §548, or any comparable applicable provisions of state law; provided that, solely for purposes of calculating the Euro Obligation Fair Share Contribution Amount with respect to any Euro Tranche Term Loan Borrowers for purposes of this Agreement, any assets or liabilities of such Loan Party arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or Obligations of contribution hereunder shall not be considered as assets or liabilities of such Euro Tranche Term Loan Borrower.  “Euro Obligation Aggregate Payments” means, with respect to a Euro Tranche Term Loan Borrower as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Euro Tranche Term Loan Borrower in respect of this Agreement and the other Loan Documents (including in respect of this Agreement) minus (ii) the aggregate amount of all payments received on or before such date by such Euro Tranche Term Loan Borrower from the other Euro Tranche Term Loan Borrowers as contributions under this Agreement.  The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Euro Funding Borrower.  The allocation among the Euro Tranche Term Loan Borrowers of their Obligations as set forth in this Agreement shall not be construed in any way to limit the liability of any Euro Tranche Term Loan Borrower hereunder or under any Loan Document.

(c) Representative of Euro Tranche Term Loan Borrowers.  NAIP hereby appoints BV Borrower as its agent, attorney-in-fact and representative for the purpose of (i) making any borrowing requests or other requests required under this Agreement, (ii) the giving and receipt of notices by and to Euro Tranche Term Loan Borrowers under this Agreement, (iii) the delivery of all documents, reports, financial statements and written materials required to be delivered by the Euro Tranche Term Loan Borrowers under this Agreement, and (iv) all other purposes incidental to any of the foregoing.  NAIP agrees that any action taken by BV Borrower as the agent, attorney-in-fact and representative of NAIP shall be binding upon NAIP to the same extent as if directly taken by NAIP.

(d) Allocation of Loans.  All Euro Tranche Term Loans shall be made to BV Borrower as borrower unless a different allocation of such Loans as between BV Borrower and NAIP with respect to any borrowing hereunder is included in the applicable Committed Loan Notice.

(e) Obligations Absolute.  Each Euro Tranche Term Loan Borrower hereby waives, for the benefit of Secured Parties: (a) any right to require any Secured Party, as a condition of payment or performance by such Euro Tranche Term Loan Borrower, to (i) proceed against any other Euro Tranche Term Loan Borrower, any guarantor (including any other Guarantor) of the Obligations or any other Person, (ii) proceed against or exhaust any security held from any other Euro Tranche Term Loan Borrower, any guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account (as defined in the Pledge and Security Agreement) or credit on the books of any Secured Party in favor of any other Euro Tranche Term Loan Borrower or any other Person, or (iv) pursue any other remedy in the power of any Secured Party whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any other Euro Tranche Term Loan Borrower or any Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any other Euro Tranche Term Loan Borrower or any Guarantor from any cause other than payment in full of the Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Secured Party’s errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Euro Tranche Term Loan Borrower’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Euro Tranche Term Loan Borrower’s liability hereunder or the enforcement hereof, (ii) any rights to set offs, recoupments and counterclaims, and (iii) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder or under the Treasury Management Agreements, Secured Hedge Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to the Euro Tranche Term Loan Borrowers and notices of any of the matters referred to in Section 4.02 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

For the purposes of this Section 11.27, “Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Euro Tranche Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary arising under (i) any Loan Document or otherwise with respect to any Loan extended to any Euro Tranche Term Loan Borrower or any payment required to be made by any Euro Tranche Term Loan Borrower in respect of a Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising including the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by any Euro Tranche Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary under any Loan Document and including interest and fees that accrue after the commencement by or against any Euro Tranche Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (ii) any Secured Hedge Agreement, (iii) any Treasury Management Agreement between any such Loan Party and an Agent, an Arranger, the Bookrunner or a Lender, in each case at the time such applicable Treasury Management Agreement is entered into, or an Affiliate of any of the foregoing and (b) the obligation of any Euro Tranche Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary to reimburse any amount in respect of any of the foregoing that any Lender, in its reasonable sole discretion, may elect to pay or advance on behalf of such Loan Party. Notwithstanding anything to the contrary, the “Obligations” shall not include any Excluded Swap Obligations.

(f) The address of BV Borrower and NAIP for purposes of all notices and other communications is the address designated for all Loan Parties on Schedule 11.02 or such other address as BV Borrower or NAIP may from time to time notify the Administrative Agent in writing.”

(kk) Section 1(a) of Schedule 2 (Agreed Security Principles) of Amendment No. 2 is hereby amended by amending and restating such section in its entirety as follows:

“(a)           The Guaranties and/or security to be provided in connection with the proposed transactions will be given in accordance with the security principles set forth herein (the “Agreed Security Principles”).  Capitalized terms used herein but not defined herein shall have the meanings set forth in the Amended and Restated Credit Agreement or the Pledge and Security Agreement, as applicable.  Subject to Section 13 hereof, the only Restricted Subsidiaries that shall be required to be a Loan Party or a Guarantor (each as defined in the Amended and Restated Credit Agreement) pursuant to Section 7.12 of the Amended and Restated Credit Agreement are

those Restricted Subsidiaries that are not Excluded Subsidiaries and that are incorporated or organized in the United States, the United Kingdom, the Netherlands, Singapore, Hong Kong, France, Belgium, Brazil, Japan, Mexico and, solely with respect to Restricted Subsidiaries that are acquired or formed on or after the Amendment No. 3 Funding Date, Canada, or any other jurisdiction added in connection with an amendment to the Agreed Security Principles in accordance with Section 13 hereof; provided that, notwithstanding anything to the contrary in any Loan Document, no Restricted Subsidiary that is incorporated or organized in Belgium, Brazil, Japan or Mexico (together with any jurisdictions that may from time to time be substituted therefor pursuant to Section 1(d) hereof, the “New Amendment No. 3 Guarantor Jurisdictions”) shall be required to grant any Lien or security interest in any of its property or assets and the Restricted Subsidiaries that are incorporated or organized in the New Amendment No. 3 Jurisdictions shall be subject to the Agreed Security Principles solely in connection with Guaranties to the extent required to be provided pursuant to the Credit Agreement.”

(ll) Section 1(b) of Schedule 2 (Agreed Security Principles) of Amendment No. 2 is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

“(b)           The Agreed Security Principles embody recognition by all parties that there may be certain legal and practical difficulties in obtaining security and/or Guaranties, as the case may be, from all proposed grantors of security and/or Guaranties (the “Loan Parties”) that are incorporated or organized in the United States, the United Kingdom, the Netherlands, Singapore, Hong Kong, France, Belgium, Brazil, Japan, Mexico, Canada or any other jurisdiction added in connection with an amendment to the Agreed Security Principles in accordance with Section 13 hereof.”

(mm) Section 1 of Schedule 2 (Agreed Security Principles) of Amendment No. 2 is hereby amended by adding the following new Section 1(d) as follows:

“(d)           After the Amendment No. 3 Funding Date, (A) the Borrowers and the Administrative Agent shall be permitted to amend the Agreed Security Principles in accordance with Section 13 hereof to remove any New Amendment No. 3 Guarantor Jurisdiction (or substitute another jurisdiction (other than the United States, the United Kingdom, the Netherlands, Singapore, Hong Kong, France or Canada) therefor) from the list of jurisdictions where Guaranties are required to be provided pursuant to Section 7.12 of the Amended and Restated Credit Agreement and (B) the Collateral Agent shall be permitted to release any Guarantor that is incorporated or organized in any such New Amendment No. 3 Guarantor Jurisdiction from its obligations under the Guaranty; provided that, immediately after giving effect to any such removal, substitution or release, the pro forma Consolidated EBITDA of the Loan Parties, taken together, represents not less than 70% of the Consolidated EBITDA of PSP and its Restricted Subsidiaries for the period of four consecutive fiscal quarters most recently ended prior to the date of such removal, substitution or release.”

(nn) Section 10(a) of Schedule 2 (Agreed Security Principles) of Amendment No. 2 is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

“(a)           The applicable Collateral Document will be governed by the Laws of the Person whose Equity Interests are being secured and not by the law of the country of the Person granting the security interest, unless, the person whose Equity Interests are being secured is incorporated or organized outside of the United States, the United Kingdom, the Netherlands, Singapore, Hong Kong, France and, solely with respect to Persons that are acquired or formed on or after the Amendment No. 3 Funding Date, Canada, or any other jurisdiction (other than a New

Amendment No. 3 Guarantor Jurisdiction) added in connection with an amendment to the Agreed Security Principles in accordance with Section 13 hereof, in which case, the Equity Interests being secured shall be governed by the laws of the Person granting the security interest.”

(oo) Section 13 of Schedule 2 (Agreed Security Principles) of Amendment No. 2 is hereby amended by adding “or (d)” after the words “Section 7.15(c)”.

SECTION 4. Representations and Warranties.  The Borrowers and the Loan Parties party hereto represent and warrant to the Agent, the L/C Issuer and the Lenders as of the Amendment No. 3 Funding Date and the Amendment No. 3 Effective Date that:

(a) The execution, delivery and performance by each Loan Party of this Amendment No. 3 or other documents executed in connection herewith to which such Person is or is to be a party, and the consummation of the transactions contemplated herein, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any material Lien under, or require any material payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law that would adversely affect the rights of the Lenders, the Administrative Agent or the Collateral Agent under the Loan Documents.

(b) This Amendment No. 3 and each other document executed in connection herewith has been duly executed and delivered by each Loan Party that is party hereto and thereto. This Amendment No. 3 and each other document executed in connection herewith constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto and thereto in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c) (i) Both immediately before and after the Amendment No. 3 Funding Date and the Amendment No. 3 Effective Date, no Default or Event of Default has occurred and is continuing, (ii) all representations and warranties of Holdings, each Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of such dates, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and (iii) if as of the Amendment No. 3 Funding Date and after giving effect thereto the aggregate Outstanding Amount of Revolving Loans and all L/C Obligations, shall in the aggregate exceed 25% of the used and unused Revolving Credit Commitments, the financial covenant set forth in Section 8.10(a) of the Credit Agreement shall be satisfied, calculated at the time of the Amendment No. 3 Funding Date by looking back to the last day of the prior fiscal quarter to determine if PSP would have been in compliance with the financial covenant set forth in Section 8.10(a) of the Credit Agreement as of such fiscal quarter end as if the financial covenant had been tested for such fiscal quarter (on a Pro Forma Basis and after giving pro forma effect to the Credit Extensions made on the Amendment No. 3 Funding Date).

(d) Neither the amendment of the Credit Agreement effected on the Amendment No. 3 Funding Date or the Amendment No. 3 Effective Date, in each case pursuant to this Amendment No. 3, nor the execution, delivery, performance or effectiveness of this Amendment No. 3: (a) impairs (or will impair as of the Amendment No. 3 Funding Date or the Amendment No. 3 Effective Date) the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document (as defined in the Credit Agreement), and such Liens continue unimpaired with the same priority to secure repayment of the Obligations (as defined in the Credit Agreement), whether heretofore or hereafter incurred or (b) requires (or will require as of the Amendment No. 3 Funding Date or the Amendment No. 3 Effective Date) that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens (other than any filings in connection with the addition of new Loan Parties and any actions contemplated by Section 7.12 and Section 7.14(b) of the Credit Agreement).

SECTION 5. Conditions to the Amendment No. 3 Funding Date.  This Amendment No. 3 shall become a binding agreement of the parties hereto and the agreements set forth herein and the amendments set forth in Section 2 shall each become effective on the date (the “Amendment No. 3 Funding Date”) on which each of the following conditions is satisfied or waived:

(a) The Administrative Agent shall have received from (i) the Borrowers and the other Loan Parties party hereto, (ii) the Tranche B-2 Term Loan Lenders, (ii) the New Euro Term Loan Lenders, (iii) the New Dollar Revolving Credit Lenders, (iv) the New Multicurrency Revolving Credit Lenders and (v) the L/C Issuer a counterpart of this Amendment No. 3 signed on behalf of such party.

(b) The Administrative Agent shall have received a customary closing certificate from a secretary, assistant secretary or similar officer or foreign representative of each Borrower and each Loan Party that is a party hereto, in each case, certifying as to (i) resolutions duly adopted by the board of directors (or equivalent governing body) of each such Borrower and each such Loan Party authorizing the execution, delivery and performance of this Amendment No. 3 (and the Loan Documents or other documents executed in connection therewith or herewith in each case as amended on the Amendment No. 3 Funding Date), (ii) the accuracy and completeness of copies of the certificate or articles of incorporation, association or organization (or memorandum of association or other equivalent thereof) of each Loan Party party hereto certified by the relevant authority of the jurisdiction of organization of such Loan Party (to the extent relevant and available in the jurisdiction of organization of such Loan Party) and copies of the by-laws or operating, management, partnership or similar agreement (to the extent applicable) of each Loan Party party hereto and that such documents or agreements have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) (or, in the case of the U.S. Borrowers and each Domestic Subsidiary, if applicable, a certification that there has been no change to the organizational documents of such entity previously delivered to the Administrative Agent on October 31, 2013, August 6, 2014 or November 3, 2014, as applicable, and that such organizational documents remain in full force and effect as of the Amendment No. 3 Funding Date), (iii) incumbency and specimen signatures of each officer executing any Loan Document on behalf of each such Borrower and each such Loan Party and (iv) the good standing (or subsistence or existence) of each such Borrower and each such Loan Party from the Secretary of State (or similar state, province or foreign official) of the state, province or other jurisdiction of such Loan Party’s organization (to the extent relevant and available in the jurisdiction of organization of such Loan Party).

(c) The Borrowers shall have paid (i) to the Administrative Agent all reasonable out-of-pocket costs and expenses of the Administrative Agent required in connection with this Amendment No. 3 pursuant to Section 11.04 of the Credit Agreement and (ii) to the Collateral Agent and the Administrative Agent all reasonable and documented out-of-pocket costs, expenses and fees (including any payment of fees separately agreed to by PSP and the Administrative Agent) that are due on or before to the Amendment No. 3 Funding Date, including expenses associated with the arrangement, negotiation and preparation of this Amendment No. 3, and the reasonable and documented fees, disbursements and other charges of one firm of counsel, Latham & Watkins LLP, plus one local counsel in each appropriate jurisdiction.

(d) The Arysta LifeScience Acquisition shall have been consummated no later than August 3, 2015 (date of such consummation referred to as the “Acquisition Effective Date”).

(e) Substantially simultaneously with the funding of the Tranche B-2 Term Loans and New Euro Term Loans, the Arysta LifeScience Acquisition shall have been consummated substantially in accordance with the terms of the Arysta Acquisition Agreement; provided, that no amendment, modification or waiver of any term thereof or any condition to PSP’s obligation to consummate the Arysta LifeScience Acquisition thereunder (other than any such amendment, modification or waiver that is not materially adverse to any interest of Barclays, UBS Securities LLC (“UBSS”), Credit Suisse Securities (USA) LLC (“CS Securities”) and Nomura Securities International, Inc. (together with its affiliates, “Nomura” and together with Barclays, UBSS and CS Securities, each a “Lead Arranger” and, collectively, the “Lead Arrangers”) shall be made or granted, as the case may be, without the prior written consent of the Lead Arrangers (such consent not to be unreasonably withheld).

(f) The Administrative Agent shall have received the executed legal opinions of (i) Kane Kessler, P.C., counsel to Holdings, PSP, the Borrowers organized in the United States and, to the limited extent New York law is applicable, the other Loan Parties party hereto, as customary for transactions of this type, and (ii) each local counsel to the Borrowers and the other Loan Parties party hereto in the jurisdictions listed on Schedule 1 hereto, as customary for transactions of this type.

(g) The Administrative Agent shall have received a certificate from a financial officer of the applicable Borrowers substantially in the form attached hereto as Annex A, to the effect that, immediately before and after giving effect to the Arysta LifeScience Acquisition and the other transactions set forth in this Amendment No. 3, the Borrowers and their respective Subsidiaries, taken as a whole, are Solvent (as defined in the Credit Agreement).

(h) The Administrative Agent shall have received a completed standard “life of loan” flood hazard determination form for each Domestic Mortgaged Property, and if the property is located in an area designated by the U.S. Federal Emergency Management Agency (or any successor agency) as having special flood or mud slide hazards, (A) a notification to the Borrowers (“Borrowers’ Notice”) and (if applicable) notification to the Borrowers that flood insurance coverage under the National Flood Insurance Program (“NFIP”) created by the U.S. Congress pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994 and the Flood Insurance Reform Act of 2004 (collectively, the “Flood Laws”) is not available because the applicable community does not participate in the NFIP, (B) documentation evidencing the Borrowers’ receipt of the Borrowers’ Notice (e.g., countersigned Borrowers’ Notice, return receipt of certified U.S. Mail, or overnight delivery), and (C) if Borrowers’ Notice is required to be given and flood insurance is available in the community in which the property is located, a copy of one of the following: the flood insurance policy, the Borrowers’ application for a flood insurance policy plus proof of premium payment, a declaration page confirming that flood insurance has been issued, or such other evidence of flood insurance reasonably satisfactory to the Collateral Agent and in compliance with the Flood Laws.

(i) The Administrative Agent shall have received copies of recent Lien and judgment searches in each jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties party hereto and each Restricted Subsidiary listed on Schedule 2 hereto.

(j) Each (i) Tranche B-2 Term Loan Lender shall have received, if requested at least two Business Days in advance of the Amendment No. 3 Funding Date, a Term Loan Note, payable to the order of such Tranche B-2 Term Loan Lender, duly executed by each US Borrower, (ii) New Euro Term Loan Lender shall have received, if requested at least two Business Days in advance of the Amendment No. 3 Funding Date, a Term Loan Note, payable to the order of such New Euro Term Loan Lender, duly executed by each Euro Tranche Borrower and (iii) New Dollar Revolving Credit Lender and New Multicurrency Revolving Credit Lender (as applicable) shall have received, if requested at least two Business Days in advance of the Amendment No. 3 Funding Date, a Revolving Credit Note, payable to the order of such New Dollar Revolving Credit Lender and/or New Multicurrency Revolving Credit Lender, duly executed by each US Borrower.

(k) The Tranche B-2 Term Loan Lenders, the New Euro Term Loan Lenders, the New Dollar Revolving Credit Lenders and the New Multicurrency Revolving Credit Lenders shall have received at least 5 Business Days prior to the Amendment No. 3 Funding Date all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the United States PATRIOT Act relating to the Borrowers and each Loan Party party hereto, to the extent requested by such Lender at least 10 Business Days prior to the Amendment No. 3 Funding Date.

(l) The Borrowers shall give the Administrative Agent notice prior to (A) (i) 12:00 noon, New York City time, one Business Day prior to the anticipated Amendment No. 3 Funding Date in the case of Base Rate Loans and (ii) 12:00 P.M., New York City time, two Business Days prior to the anticipated Amendment No. 3 Funding Date in the case of Eurocurrency Rate Loans requesting that each Tranche B-2 Term Loan Lender make the Tranche B-2 Term Loans on the requested funding date and specifying the amount to be borrowed and (B) 9:00 A.M., New York City time, three Business Days prior to the anticipated Amendment No. 3 Funding Date requesting that each New Euro Term Loan Lender make the New Euro Term Loans on the requested funding date and specifying the amount to be borrowed.

(m) The Lead Arrangers shall have received all fees due and payable by PSP and/or MacDermid to the Lead Arrangers on the Amendment No. 3 Funding Date as separately agreed to by such parties and PSP and/or MacDermid shall have paid any other fees separately agreed that are due and payable on the Amendment No. 3 Funding Date.

(n) The Borrowers shall have paid to the Administrative Agent all accrued and unpaid interest and fees on the Euro Tranche Term Loans and Letters of Credit outstanding under the Credit Agreement up to, but excluding, the Amendment No. 3 Funding Date.

(o) The Administrative Agent shall have received a customary certificate from a Responsible Officer of the applicable Borrower certifying, to the effect that, (i) immediately before and after giving effect to the Arysta LifeScience Acquisition and the other transactions set forth in this Amendment No. 3 (including the incurrence of Loans under the Tranche B-2 Term Loan Facility, the New Euro Term Loan Facility, the New Dollar Revolving Credit Facility and the New Multicurrency Revolving Credit Facility) (collectively, the “Transactions”), no Default or Event of Default under Section 9.01(a), (f) or (g) shall have occurred and be continuing, (ii) the Specified Representations (as defined below) and Acquisition Agreement Representations (as defined below) are true and correct in all material respects on and as of the Amendment No. 3 Funding Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, provided that any representation and warranty that is qualified as to “materiality”, “material adverse effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and (iii) after giving effect to the Transactions, PSP and its Subsidiaries (including the Arysta Acquired Business) shall have outstanding no indebtedness other than (a) the loans and other extensions of credit under the Credit Agreement, the Tranche B-2 Term Loan Facility, the New Euro Term Loan Facility, the New Dollar Revolving Credit Facility and the New Multicurrency Revolving Credit Facility and (b) any other permitted surviving debt, indebtedness permitted to be incurred or surviving pursuant to the Arysta Acquisition Agreement and other indebtedness permitted by Section 8.02 of the Credit Agreement.

(p) The Administrative Agent shall have received customary payoff letters evidencing that all Indebtedness under and pursuant to (i) that certain First Lien Credit and Guaranty Agreement, dated as of May 30, 2013, among Arysta LifeScience Corporation, Arysta LifeScience SPC, LLC, Arysta LifeScience Canada, Inc., Industrial Equity Investments Limited, Arysta LifeScience U.K. Holdings Limited, Arysta LifeScience U.K. Limited, the other guarantors from time to time party thereto, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent and (ii) that certain Second Lien Credit and Guaranty Agreement, dated as of May 30, 2013, among Arysta LifeScience Corporation, Arysta LifeScience SPC, LLC, Industrial Equity Investments Limited, Arysta LifeScience U.K. Holdings Limited, Arysta LifeScience U.K. Limited, the other guarantors from time to time party thereto, the lenders from time to time party thereto and Citibank, N.A., as administrative agent, has been (or, on the Amendment No. 3 Funding Date, will be) paid in full and all commitments to extend credit thereunder have been (or, on the Amendment No. 3 Funding Date, will be) terminated.

(q) Since October 20, 2014, there shall not have occurred a Material Adverse Effect (as defined in the Arysta Acquisition Agreement as in effect on October 20, 2014).

For purposes hereof, “Specified Representations” means the representations and warranties set forth in the Credit Agreement at Section 6.01(a)-(c), Section 6.02(a), Section 6.04, Section 6.07 (solely with respect to a Default or an Event of Default under Section 9.01(a), (f) or (g)), Section 6.14, Section 6.18 (which shall be satisfied upon delivery of a solvency certificate in the form set forth in Annex A attached hereto), Section 6.20 (it being understood that to the extent any Collateral that may not be perfected by (A) the filing of a UCC financing statement, or (B) taking delivery and possession of a stock certificate of each Borrower and each wholly-owned domestic restricted subsidiary thereof, if the perfection of Administrative Agent’s security interest in such Collateral may not be accomplished prior to the Acquisition Effective Date after PSP’s use of commercially reasonable efforts to do so and without undue burden and expense, then the perfection of the security interest in such Collateral shall not constitute a condition precedent to the availability of the New Loans on the Acquisition Effective Date but, instead, may be accomplished within 90 days after the Acquisition Effective Date or such later date that is reasonably acceptable to the Administrative Agent), Section 6.23 and Section 6.24.

For purposes hereof, “Acquisition Agreement Representations” means representations made with respect to Arysta and its subsidiaries in the Arysta Acquisition Agreement that are material to the interests of the Lead Arrangers, but only to the extent that the Borrowers have (or their affiliates have) the right (determined without regard to any notice requirement) to terminate their (or their affiliates’) obligations to consummate the Arysta LifeScience Acquisition (or to decline to consummate the Arysta LifeScience Acquisition) under the Arysta Acquisition Agreement as a result of a breach of such representations.

It is understood and agreed that, in the event that the conditions set forth above shall not be satisfied by the Acquisition Effective Date, the agreements and amendments set forth herein (including Section 2 hereof) shall not become effective.

SECTION 6. Conditions to the Amendment No. 3 Effective Date.  The amendments set forth in Section 3 hereof shall each become effective on the date (the “Amendment No. 3 Effective Date”) on which each of the following conditions is satisfied or waived:

(a) The Amendment No. 3 Funding Date shall have occurred and the Tranche B-2 Term Loans and New Euro Term Loans shall have been funded.

(b) The Administrative Agent shall have received from (i) the Lenders constituting the Required Lenders on the Amendment No. 3 Effective Date (after giving effect to the Amendment No. 3 Funding Date) and (ii) the Lenders constituting the Majority Facility Lenders in respect of the Revolving Credit Facility on the Amendment No. 3 Effective Date (after giving effect to the Amendment No. 3 Funding Date), a counterpart of this Amendment No. 3 signed on behalf of such party.

Each party hereto agrees that their respective signatures to this Amendment No. 3, once delivered, are irrevocable and may not be withdrawn.  Each Lender, by delivering its signature page to this Amendment No. 3, shall be deemed to have consented to, approved and accepted each of the amendments to the Credit Agreement set forth in Section 2 or Section 3 hereof.

It is understood and agreed that, in the event that the conditions set forth in this Section 6 shall not be satisfied on or by the Acquisition Effective Date, the agreements and amendments set forth  in Section 3 hereof shall not become effective.

SECTION 7. Post-Closing Covenants. (a) Within 90 days after the Amendment No. 3 Funding Date (or such longer period as may be agreed to by the Administrative Agent in its sole discretion), each existing Loan Party and each party which is contemplated to become a Loan Party under the Credit Agreement in connection with the Arysta LifeScience Acquisition, in each case, that is not a party hereto on the Amendment No. 3 Funding Date shall have joined this Amendment No. 3 and complied with all applicable requirements set forth under Section 7.12 of the Credit Agreement.

(b)           Within 90 days after the Amendment No. 3 Funding Date (or such longer period as may be agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received (I) amendments to the existing Mortgages reflecting the amendment of the Obligations contemplated hereby (the “Mortgage Amendments”), each in form and substance reasonably satisfactory to the Administrative Agent, with respect to the applicable Domestic Mortgaged Property, each duly executed and delivered by an authorized officer of each party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable and (II) title searches with respect to each Domestic Mortgaged Property and, in connection with each Mortgage Amendment delivered pursuant to clause (I) above and to the extent available at commercially reasonable rates in the jurisdiction in which the applicable Domestic Mortgaged Property is located, date-down, modification, so-called “non-impairment” or other endorsements reasonably satisfactory to the Administrative Agent with respect to the applicable Title Policy insuring such Mortgage, each in form and substance reasonably satisfactory to Administrative Agent.

(c)           Within 90 days after the Amendment No. 3 Funding Date (or such longer period as may be agreed to by the Administrative Agent in its sole discretion), the Loan Parties shall have complied with all applicable requirements set forth under Section 7.12 of the Credit Agreement with respect to Niche Offshore Solutions Ltd. and Niche Products Ltd.

SECTION 8. Counterparts.  This Amendment No. 3 and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or e-mail of an executed counterpart of a signature page to this Amendment No. 3 and each other Loan Document shall be effective as delivery of an original executed counterpart of this Amendment No. 3 and such other Loan Document.  The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

SECTION 9. Applicable Law.  THIS AMENDMENT NO. 3 AND ANY OTHER LOAN DOCUMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 3 OR ANY OTHER LOAN DOCUMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

SECTION 10. Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Amendment No. 3 and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment No. 3.

SECTION 11. Effect of Amendment.

(a) Except as expressly set forth herein, this Amendment No. 3 shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the L/C Issuer, or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The parties hereto expressly acknowledge that it is not their intention that this Amendment No. 3 or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein.  As of the Amendment No. 3 Funding Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment No. 3 and the Credit Agreement shall be read together and construed as a single instrument.  Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment No. 3 as of the Amendment No. 3 Funding Date or Amendment No. 3 Effective Date, as applicable.  This Amendment No. 3 shall constitute a Loan Document (as defined in the Credit Agreement, both before and after giving effect to the amendment thereof hereby).

(b) On the Amendment No. 3 Funding Date, (i) each Tranche B-2 Term Loan Lender, if not already a Lender immediately prior to the Amendment No. 3 Funding Date, shall, as applicable, (A) become a “Lender” and a “Term Loan Lender”, in each case, for all purposes of the Credit Agreement and the other Loan Documents and (B) have the “Tranche B-2 Term Loan Commitment” set forth on such Tranche B-2 Term Loan Lender’s signature page hereto be a “Tranche B-2 Term Loan Commitment” under the Credit Agreement and such Tranche B-2 Term Loan Lender’s Tranche B-2 Term Loans be “Tranche B-2 Term Loans” under the Credit Agreement, (ii) each New Euro Term Loan Lender, if not already a Lender immediately prior to the Amendment No. 3 Funding Date, shall, as applicable, (A) become a “Lender” and a “Euro Tranche Term Loan Lender”, in each case, for all purposes of the Credit Agreement and the other Loan Documents and (B) have the “Euro Tranche Term Loan Commitment” set forth on such New Euro Term Loan Lender’s signature page hereto be a “Euro Tranche Term Loan Commitment” under the Credit Agreement and such New Euro Term Loan Lender’s New Euro Term Loans be “Euro Tranche Term Loans” under the Credit Agreement, (iii) each New Dollar Revolving Credit Facility Lender, if not already a Lender immediately prior to the Amendment No. 3 Funding Date, shall, as applicable, (A) become a “Lender” and a “Dollar Revolving Lender”, in each case, for all purposes of the Credit Agreement and the other Loan Documents and (B) have the “New Dollar Revolving Credit Commitment” set forth on such New Dollar Revolving Credit Facility Lender’s signature page hereto be a “Dollar Revolving Credit Commitment” under the Credit Agreement and such New Dollar Revolving Credit Facility Lender’s New Dollar Revolving Credit Loans be “Dollar Revolving Credit Loans” under the Credit Agreement and (iv) each New Multicurrency Revolving Credit Facility Lender, if not already a Lender immediately prior to the Amendment No. 3 Funding Date, shall, as applicable, (A) become a “Lender” and a “Multicurrency Revolving Lender”, in each case, for all purposes of the Credit Agreement and the other Loan Documents and (B) have the “Multicurrency Revolving Credit Commitment” set forth on such New Multicurrency Revolving Credit Facility Lender’s signature page hereto be a “Multicurrency Revolving Credit Commitment” under the Credit Agreement and such New Multicurrency Revolving Credit Facility Lender’s New Multicurrency Revolving Credit Loans be “Multicurrency Revolving Credit Loans” under the Credit Agreement.

(c) Except as provided herein, (i) the Tranche B-2 Term Loans and New Euro Term Loans shall be treated as Term Loans, (ii) the New Dollar Revolving Credit Commitments and New Dollar Revolving Credit Loans shall be treated as Revolving Credit Commitments and Revolving Credit Loans, respectively, and (iii) the New Multicurrency Revolving Credit Commitments and New Multicurrency Revolving Credit Loans shall be treated as Revolving Credit Commitments and Revolving Credit Loans, respectively, for all purposes under the Credit Agreement, including without limitation with respect to maturity, prepayments, repayments, interest rate and other economic terms.

SECTION 12. Affirmation.  Each Loan Party which is a party hereto (i) reaffirms its obligations under the Loan Documents to which it is a party, (ii) acknowledges and agrees that all of its obligations under the Pledge and Security Agreement and the other Collateral Documents to which it is party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties and its guarantees made pursuant to the Guaranty (both before and after the Amendment No. 3 Funding Date and the Amendment No. 3 Effective Date) and (iv) confirms that its guarantee under the Guaranty and its obligations under any other Collateral Document (both before and after the Amendment No. 3 Funding Date and the Amendment No. 3 Effective Date), as applicable, shall apply to the Borrowers’ obligations under the Credit Agreement (including as amended hereby).

SECTION 13. Submission to Jurisdiction; WAIVERS OF JURY TRIAL.  Section 11.16(b) and (c) of the Credit Agreement is hereby incorporated by reference herein.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING OR DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 3 OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 14. FATCA.

(a) For purposes of determining withholding Taxes imposed under FATCA, the Borrowers and the Administrative Agent shall treat (and the Tranche B-2 Term Loan Lenders and the Revolving Credit Lenders party hereto hereby authorize the Administrative Agent to treat) the Tranche B-2 Term Loans and the Revolving Credit Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(b) The Borrowers and the Administrative Agent request each Lender to provide the U.S. federal income tax documentation as required under Section 11.14 of the Credit Agreement (including documentation required under Section 11.14(c) of the Credit Agreement to allow the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment).

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of the date first above written.

MACDERMID HOLDINGS, LLC

By:  /s/ Frank J. Monteiro____________
Name: Frank J. Monteiro
Title: Chief Financial Officer

MACDERMID, INCORPORATED

By: /s/ Frank J. Monteiro____________
Name: Frank J. Monteiro
Title: Chief Financial Officer
   and Senior Vice President

PLATFORM SPECIALTY PRODUCTS CORPORATION

By: /s/ Frank J. Monteiro____________
Name: Frank J. Monteiro
Title: Chief Financial Officer
   and Senior Vice President

PLATFORM DELAWARE HOLDINGS, INC.

By: /s/ Frank J. Monteiro____________
Name: Frank J. Monteiro
Title: Chief Financial Officer
   and Secretary

[Signature Page to Amendment No. 3]

AUTOTYPE HOLDINGS (USA) INC.
BAYPORT CHEMICAL SERVICE, INC.
CANNING GUMM, LLC
ECHO INTERNATIONAL, INC.
DUTCH AGRICULTURAL INVESTMENT PARTNERS LLC
MACDERMID ANION, INC.
MACDERMID ACUMEN, INC.
MACDERMID AGRICULTURAL SOLUTIONS, INC.
MACDERMID AUTOTYPE INCORPORATED
MACDERMID BRAZIL, INC.
MACDERMID GROUP, INC.
MACDERMID HOUSTON, INC.
MACDERMID INTERNATIONAL INVESTMENTS, LLC
MACDERMID INVESTMENT CORP.
MACDERMID MAS LLC
MACDERMID OFFSHORE SOLUTIONS, LLC
MACDERMID OVERSEAS ASIA LIMITED
MACDERMID PRINTING SOLUTIONS ACUMEN, INC.
MACDERMID PRINTING SOLUTIONS, LLC
MACDERMID PUBLICATION & COATING PLATES, LLC
MACDERMID SOUTH AMERICA, INCORPORATED
MACDERMID SOUTH ATLANTIC, INCORPORATED
MACDERMID TEXAS, INC.
MACDERMID US HOLDINGS, LLC
MRD ACQUISITION CORP.
NAPP PRINTING PLATE DISTRIBUTION, INC.
NAPP SYSTEMS INC.
SPECIALTY POLYMERS, INC.
W. CANNING INC.
W. CANNING USA, LLC

By:/s/ Frank J. Monteiro____________
Name:  Frank J. Monteiro
Title:    President

[Signature Page to Amendment No. 3]

DYNACIRCUITS, LLC

By:  MacDermid, Incorporated, its member

By: /s/ Frank J. Monteiro____________
Name: Frank J. Monteiro
Title:   Chief Financial Officer
and Senior Vice President

By: Echo International, Inc., its member

By:/s/ Frank J. Monteiro____________
Name: Frank J. Monteiro
Title:   President

MACDERMID INTERNATIONAL PARTNERS

By:	MacDermid, Incorporated, its partner

By: /s/ Frank J. Monteiro____________
Name: Frank J. Monteiro
Title:   Chief Financial Officer
and Senior Vice President

By: MacDermid Overseas Asia Limited, its partner

By: /s/ Frank J. Monteiro____________
Name: Frank J. Monteiro
Title:   President

W. CANNING LTD.

By: MacDermid Houston, Inc., its General Partner

By: /s/ Frank J. Monteiro____________
Name: Frank J. Monteiro
Title:   President

By: MacDermid Texas, Inc., its Limited Partner

By: /s/ Frank J. Monteiro____________
Name: Frank J. Monteiro
Title:   President

[Signature Page to Amendment No. 3]

MACDERMID AGRICULTURAL SOLUTIONS HOLDINGS B.V.

/s/ John L. Cordani_______________________________ Name: John L. Cordani Title: Authorized Signatory

NETHERLANDS AGRICULTURAL INVESTMENT PARTNERS LLC

/s/ Frank J. Monteiro______________________________ Name: Frank J. Monteiro Title: President

[Signature Page to Amendment No. 3]

MACDERMID EUROPEAN CAPITAL INVESTMENTS I, LLC

By: /s/ Frank J. Monteiro_____________
Name:  Frank J. Monteiro
Title:     President

MACDERMID EUROPEAN CAPITAL INVESTMENTS II, LLC

By: /s/ Frank J. Monteiro_____________
Name:  Frank J. Monteiro
Title:     President

[Signature Page to Amendment No. 3]

MACDERMID HONG KONG LIMITED

By: /s/ Frank J. Monteiro_____________
Name: Frank J. Monteiro
Title: Authorized Signatory

MACDERMID SINGAPORE PTE. LTD.

By: /s/ Frank J. Monteiro_____________
Name: Frank J. Monteiro
Title: Director

MACDERMID AUTOTYPE PTE. LTD.

By: /s/ Frank J. Monteiro_____________
Name: Frank J. Monteiro
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

BARCLAYS BANK PLC, as Agent and L/C Issuer

By:	/s/ Ann E. Sutton
Name: Ann E. Sutton Title: Director

[Signature Page to Amendment No. 3]